UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 8, 2005

MORNINGSTAR, INC.

(Exact name of registrant as specified in its charter)

Illinois	000-51280	36-3297908
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

	225 West Wacker Drive Chicago, Illinois	60606
	(Address of principal executive offices)	(Zip Code)

(312) 696-6000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.      Other Events.

On July 8, 2005, Morningstar, Inc. announced that the Securities and Exchange Commission has issued a request for information in the form of a subpoena to Morningstar Associates, LLC, a registered investment advisor and wholly owned subsidiary of Morningstar, seeking information and documents related to certain services Morningstar Associates offers to retirement plan providers and retirement plan sponsors.  A copy of Morningstar’s press release announcing the issuance of the SEC subpoena is attached hereto as Exhibit 99.1.

Item 9.01.      Financial Statements and Exhibits.

(c)           Exhibits:

Exhibit No.	Description

99.1	Press Release dated July 8, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORNINGSTAR, INC.

Date: July 8, 2005	By:	/s/ John Rekenthaler
	Name:	John Rekenthaler
	Title:	Vice President

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated July 8, 2005.